UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 16, 2017

Wal-Mart Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-06991	71-0415188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street
Bentonville, Arkansas 72716-0215
(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code:
(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02. Results of Operations and Financial Condition.
In accordance with Item 2.02 of Form 8-K of the Securities and Exchange Commission (the "SEC"), Wal-Mart Stores, Inc., a Delaware corporation (the "Company"), is furnishing to the SEC a press release that the Company will issue on November 16, 2017 (the "Press Release") and a financial presentation that will be first posted by the Company on the Company’s website at http://stock.walmart.com on November 16, 2017 (the "Financial Presentation"). The Press Release and the Financial Presentation will disclose information regarding the Company's results of operations for the three and nine months ended October 31, 2017, and the Company's financial condition as of October 31, 2017.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, which are furnished herewith pursuant to and relate to this Item 2.02, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the SEC pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01. Other Information.
As previously disclosed, the Company has been cooperating with the U. S. Department of Justice and the U.S. Securities and Exchange Commission with respect to their investigations regarding possible violations of the U. S. Foreign Corrupt Practices Act and there have been ongoing discussions regarding the possible resolution of these matters with the government agencies. These discussions have progressed to a point that the Company can now reasonably estimate a probable loss and has recorded an aggregate accrual of $283 million with respect to these matters. As the discussions are continuing, there can be no assurance that the Company's efforts to reach a final resolution with the government agencies will be successful or, if they are, what the timing or terms of such resolution will be.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following documents are furnished as exhibits to this Current Report on Form 8-K:
99.1	Press Release
99.2	Financial Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 16, 2017

WAL-MART STORES, INC.

By:	/s/ Gordon Y. Allison
Name:	Gordon Y. Allison
Title:	Vice President and General Counsel, Corporate